UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2024 (June 3, 2024)

Cano Health, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39289

Delaware	98-1524224
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, FL	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CANOQ	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed in a Current Report on Form 8-K filed by the Company on February 5, 2024, on February 4, 2024, Cano Health, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 24-10164. The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://www.kccllc.net/CanoHealth, a website administered by Kurtzman Carson Consultants LLC, the Debtors’ Bankruptcy Court-approved third-party bankruptcy claims and noticing agent, and on the docket of the Chapter 11 Cases, which can be accessed via PACER at https://pacer.gov. The information on these websites and docket is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Item 8.01 Other Events.

On June 3, 2024, the Company filed with the Bankruptcy Court the monthly operating report for the period beginning April 1, 2024 and ending April 30, 2024 (collectively, the “Monthly Operating Report”). The Monthly Operating Report is attached to this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1 and is incorporated herein by reference in its entirety. This Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information filed herewith. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at https://www.kccllc.net/CanoHealth. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference into this Form 8-K.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the Bankruptcy Court’s monthly reporting requirements. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Company has not yet completed its quarter-end financial close processes for the fiscal quarter ended June 30, 2024, as such the information contained in the Monthly Operating Report is based on financial information currently available to the Company, including certain assumptions and estimates by management, and should be considered preliminary. As such, the Company’s actual results for the quarterly period covered in part by the Monthly Operating Report may materially vary from the preliminary results presented in such report. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by words such as “will,” “shall,” “may,” “anticipates,” “forecasts,” “plans,” “assumes,” “expects,” “seeks,” or other words or phrases of similar import. Such statements include, without limitation, statements regarding: (i) that certain Restructuring Support Agreement between the Company, certain of its direct and indirect subsidiaries and the lenders party thereto, dated as of February 4, 2024 (the “RSA”), the transactions contemplated thereby, and the expected benefits thereof, including that it will enable the Company to substantially reduce its debt and position the Company to achieve long-term success and maximize value; (ii) the Company’s Chapter 11 Cases, including, without limitation, the Fourth Amended Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors and the related Disclosure Statement, the outcome of the Chapter 11 Cases and the Company’s expectations as to receipt of and timing for the Bankruptcy Court approvals and the timing of its emergence from the proceedings, as well as the expected benefits of the proceedings, such as that they will strengthen the Company’s financial condition, position the Company to advance its ongoing transformation plan that is designed to significantly reduce costs, enhance productivity, and improve cash flow, ensure patients continue to receive high-quality care across medical centers and improve health outcomes for patients at a lower cost, including the benefits from such activities, including our expectations regarding achieving approximately $290 million of cost reductions by the end of 2024, including approximately $105 million in initiatives currently in process or already implemented (the “Transformation Plan”); (iii) the availability of liquidity from the Company’s debtor-in-possession financing, including the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of February 7, 2024, and the various conditions to which such debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, as well as the Company’s planned uses of such funds, including, without limitation that the new capital will provide sufficient liquidity to support the Company’s ongoing operations throughout the restructuring process; (iv) the Company’s execution of one or more aspects of the Transformation Plan; and (v) the Company’s anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. It is uncertain whether any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others: changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024 (the “2023 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from: (i) our efforts to successfully pursue the Chapter 11 Cases; (ii) less than expected benefits from the RSA; (iii) less than expected access to liquidity and greater than anticipated costs and expenses; and/or (iv) less than expected cost reductions and/or any of the other expected benefits from the Transformation Plan, such as due to higher than expected costs and charges to achieve one or more aspects of such plan or delays in achieving such benefits. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2023 Form 10-K and our other SEC filings noted above. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this Current Report on Form 8-K. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Current Report on Form 8-K.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. Holders of shares of the Company’s Class A common stock could experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

99.1	Cano Health, Inc. Monthly Operating Report for the period ended April 30, 2024

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANO HEALTH, INC.

June 4, 2024	By:	/s/ Mark D. Kent
Mark D. Kent
Chief Executive Officer